Item 77O

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
Name of Fund                    Scudder High Yield Fund
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                                  Security Purchased                Comparison Security                    Comparison Security
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
Cusip                                  389375AA4                         20451BAA5                            23302WAA4
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Issuer                                   GRAY TELEVISION INC               COMPASS MINERALS GROUP           D&B ACQUISITION SUB INC
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                                                                      Credit Suisse, JP Morgan, Credit
Underwriters                     BofA, Wachovia, Allen&Co, DBSI                         Lyonnais, DBAB                    DBSI, UBS
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Years of continuous
operation, including
predecessors                                       > 3 years                         > 3 years                            > 3 years
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Security                               GTNA 9.25%,12/15/2011              COMPAS 10%,8/15/2011                 DAB 12.25%,7/15/2009
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Is the affiliate a
manager or co-manager
of offering?                                      Co-manager                            Co-man                             Jt. Lead
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Name of underwriter or
dealer from which
purchased                                           Wachovia                               n/a                                  n/a
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Firm commitment
underwriting?                                            yes                               yes                                  yes
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Trade date/Date of
Offering                                            9/5/2002                        11/15/2001                            6/28/2002
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Total dollar amount of
offering sold to QIBs                                    $ -                     $ 250,000,000                        $ 155,000,000
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Total dollar amount of
any concurrent public
offering                                       $ 100,000,000                               $ -                                  $ -
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Total                                          $ 100,000,000                     $ 250,000,000                        $ 155,000,000
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Public offering price                                 100.00                            100.00                                96.62
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Price paid if other than
public offering price                                    n/a                               n/a                                  n/a
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Underwriting spread or commission                      2.25%                              2.6%                                3.00%
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Rating                                                B3/B--                              B3/B                                 B2/B
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Current yield                                          9.25%                            10.00%                               12.68%
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Total par value
purchased                                            975,000                               n/a                                  n/a
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$ amount of purchase                                 975,000                               n/a                                  n/a
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% of offering purchased
by fund                                                0.98%                               n/a                                  n/a
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% of offering purchased
by associated funds                                    0.53%                               n/a                                  n/a
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Total                                                  1.51%                               n/a                                  n/a
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

Name of Fund                 Scudder High Yield Fund
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                                     Security Purchased                Comparison Security              Comparison Security
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Cusip                                    47508XAA3                          827048AC                         485188AE6
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Issuer                                     JEFFERSON SMURFIT CORP               SILGAN HOLDINGS INC            KANSAS CITY SOUTHERN
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Underwriters                          Morgan Stanley,BofA,DBSI,JP     DBAB, Morgan Stanley, Salomon,   Morgan Stanley,Banc One,DBSI,
                                Morgan,Salomon,BNY,Scotia,SGCowen                              Fleet        JP Morgan,Scotia Capital
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Years of continuous
operation, including
predecessors                                            > 3 years                         > 3 years                       > 3 years
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Security                                     SSCC 8.25%,10/1/2012                  SLGN 9%,6/1/2009              KSU 7.5%,6/15/2009
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Is the affiliate a manager
or co-manager of offering?                             Joint Lead                          Jt. Lead                       Co-Manager
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Name of underwriter or
dealer from which purchased                        Morgan Stanley                               n/a                             n/a
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Firm commitment underwriting?                                 yes                               yes                             yes
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Trade date/Date of Offering                             9/10/2002                         4/23/2002                         6/5/2002
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Total dollar amount of
offering sold to QIBs                           $     700,000,000                  $    200,000,000               $      200,000,000
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Total dollar amount of any                      $               -                  $              -                $              -
concurrent public offering
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Total                                           $      700,000,000                 $     200,000,000               $     200,000,000
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Public offering price                                       100.00                            103.00                          100.00
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Price paid if other than
public offering price                                          n/a                              n/a                             n/a
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Underwriting spread or
commission                                                   1.50%                            1.75%                            1.75%
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Rating                                                        B2/B                             B1/B                          Ba2/BB-
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Current yield                                                8.25%                            8.74%                            7.50%
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Total par value purchased                                  705,000                              n/a                              n/a
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$ amount of purchase                                       705,000                              n/a                              n/a
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% of offering purchased by
fund                                                         0.10%                              n/a                              n/a
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% of offering purchased by
associated funds                                             0.38%                              n/a                              n/a
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Total                                                        0.48%                              n/a                              n/a
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

Name of Fund                 Scudder High Yield Income
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                                     Security Purchased                Comparison Security              Comparison Security
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Cusip                                    460915AM3                          29255WAA8                        827048AC
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Issuer                                             INTRAWEST CORP             ENCORE ACQUISITION CO             SILGAN HOLDINGS INC
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                                                                             DBSI,CSFB,BNP,Comercia
Underwriters                   DBSI, CIBC, Credit Lyonais, Credit           Bank,Fleet,Fortis,Frost   BAB, Morgan Stanley, Salomon,
                                   Suisee, Scotia & TD Securities       Securities,Goldman,Wachovia                           Fleet
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Years of continuous
operation, including
predecessors                                            > 3 years                         > 3 years                       > 3 years
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Security                                    INTRAW 10.5%,2/1/2010              EAC 8.375%,6/15/2012                SLGN 9%,6/1/2009
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Is the affiliate a manager
or co-manager of offering?                           Lead Manager                        Co-Manager                         Jt Lead
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Name of underwriter or
dealer from which purchased                                Scotia                               n/a                             n/a
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Firm commitment underwriting?                                 yes                               yes                             yes
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Trade date/Date of Offering                             9/13/2002                         6/19/2002                       4/23/2002
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Total dollar amount of                       $        137,000,000              $        150,000,000            $        200,000,000
offering sold to QIBs
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Total dollar amount of any                       $              -                  $              -                $              -
concurrent public offering
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Total                                        $        137,000,000              $        150,000,000            $        200,000,000
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Public offering price
                                                           102.01                            100.00                          103.00
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Price paid if other than
public offering price                                         n/a                               n/a                             n/a
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Underwriting spread or                                      1.75%                             2.50%                           1.75%
commission
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Rating                                                      B1/B+                              B2/B                            B1/B
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Current yield                                              10.29%                             8.38%                           8.74%
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Total par value purchased                                 630,000                               n/a                             n/a
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$ amount of purchase                                      642,688                               n/a                             n/a
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% of offering purchased by
fund                                                        0.46%                               n/a                             n/a
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% of offering purchased by
associated funds                                            0.28%                               n/a                             n/a
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Total                                                       0.74%                               n/a                             n/a
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

Name of Fund                 Scudder High Yield Fund
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                                      Security Purchased                 Comparison Security            Comparison Security
-
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Cusip                                     397624AA5                           20451BAA5                      827048AC
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Issuer                                      GREIF BROS CORPORATION             COMPASS MINERALS GROUP           SILGAN HOLDINGS INC
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                              DBSI, Salomon, Huntington Corp, ING,
                              Keybank, Merrill, Natcity, Suntrust,   Credit Suisse, JP Morgan, Credit         DBAB, Morgan Stanley,
Underwriters                                           US Bancorp                      Lyonnais, DBAB                Salomon, Fleet
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Years of continuous
operation, including
predecessors                                             > 3 years                          > 3 years                     > 3 years
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Security                                     GBCOA 8.875%,8/1/2012               COMPAS 10%,8/15/2011              SLGN 9%,6/1/2009
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Is the affiliate a manager
or co-manager of offering?                              Joint Lead                             Co-man                      Jt. Lead
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Name of underwriter or
dealer from which purchased                       Salomon Brothers                                n/a                           n/a
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Firm commitment underwriting?                                  yes                                yes                           yes
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Trade date/Date of Offering                              7/25/2002                         11/15/2001                     4/23/2002
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Total dollar amount of
offering sold to QIBs                             $    250,000,000                   $    250,000,000              $     200,000,000
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Total dollar amount of any
concurrent public offering                        $              -                   $              -              $              -
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Total                                             $    250,000,000                   $    250,000,000              $     200,000,000
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Public offering price                                        99.19                             100.00                        103.00
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Price paid if other than
public offering price                                          n/a                                n/a                           n/a
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Underwriting spread or
commission                                                   2.08%                               2.6%                         1.75%
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Rating                                                       B2/B+                               B3/B                          B1/B
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Current yield                                                8.95%                             10.00%                         8.74%
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Total par value purchased                                7,205,000                                n/a                           n/a
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$ amount of purchase                                     7,146,351                                n/a                           n/a
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% of offering purchased by
fund                                                         2.88%                                n/a                           n/a
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% of offering purchased by
associated funds                                             1.10%                                n/a                           n/a
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Total                                                        3.98%                                n/a                           n/a
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

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                       Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                   DeAM
                                                          Scudder High Yield Fund
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                                     Security Purchased                Comparison Security              Comparison Security
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Issuer                              KANSAS CITY SOUTHERN                LAND O LAKES INC                STATION CASINOS INC
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                                                                                                    Bank of America, DBAB, Dresdner
                                                                                                        Kleinwort Wasserstein, Bear
                               Morgan Stanley, Banc One, DBSI, JP         JP Morgan, Bank of Tokyo,      Stearns, CIBC World, Wells
Underwriters                               Morgan, Scotia Capital              Suntrust, US Bancorp                 Fargo, ABN Amro
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Years of continuous
operation, including
predecessors                                            > 3 years                         > 3 years                       > 3 years
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Security                                       KSU 7.5%,6/15/2009          LLAKES 8.75%, 11/15/2011           STN 8.375,% 2/15/2008
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Is the affiliate a manager
or co-manager of offering?                             Co-Manager                               N/A                      Co-Manager
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Name of underwriter or
dealer from which purchased                        Morgan Stanley                               N/A                             N/A
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Firm commitment underwriting?                                 Yes                               Yes                             Yes
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Trade date/Date of Offering                              6/5/2002                         11/8/2001                        2/2/2001
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Total dollar amount of
offering sold to QIBs                             $200,000,000.00                   $350,000,000.00                           $0.00
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Total dollar amount of any
concurrent public offering                                  $0.00                             $0.00                 $400,000,000.00
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Total                                             $200,000,000.00                   $350,000,000.00                 $400,000,000.00
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Public offering price                                     $100.00                           $100.00                         $100.00
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Price paid if other than
public offering price                                         N/A                               N/A                             N/A
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Underwriting spread or
commission                                                  1.75%                             2.00%                           1.50%
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Rating                                                    Ba2/BB-                            Ba3/BB                         Ba3/BB-
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Current yield                                               7.50%                             8.75%                          8.375%
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Total par value purchased                               4,490,000                               N/A                             N/A
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$ amount of purchase                                $4,490,000.00                               N/A                             N/A
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% of offering purchased by
fund                                                        2.25%                               N/A                             N/A
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% of offering purchased by
associated funds                                            1.22%                               N/A                             N/A
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Total                                                       3.47%                               N/A                             N/A
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                       Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                   DeAM
                                                          Scudder High Yield Fund
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                                       Security Purchased              Comparison Security              Comparison Security
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Issuer                                               METALDYNE CORP        SUN INTERNATIONAL HOTELS         ENCOMPASS SERVICES CORP
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                                                                                                        JP Morgan, Bank of America,
                                                                                                         Banc One, Credit Lyonnais,
                              CSFB, DBSI, JP Morgan, Comercia Sec.,                                      Credit Suisse, DBAB, First
                                         Naionalt City Investments,                                      Union Bank, Merrill Lynch,
Underwriters                                          Wachovia Bank              Bear Stearns, DBAB            Salomon Smith Barney
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Years of continuous                                       > 3 years                       > 3 years                       > 3 years
operation, including
predecessors
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Security                                       METALD 11%,6/15/2012         SIHUS 8.875,% 8/15/2011              ESR 10.5%,5/1/2009
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Is the affiliate a manager
or co-manager of offering?                               Co-Manager                      Co-Manager                      Co-Manager
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Name of underwriter or
dealer from which purchased                                    CSFB                             N/A                             N/A
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Firm commitment underwriting?                                   Yes                             Yes                             Yes
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Trade date/Date of Offering                               6/13/2002                        8/9/2001                       6/14/2001
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Total dollar amount of
offering sold to QIBs                               $250,000,000.00                 $200,000,000.00                 $135,000,000.00
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Total dollar amount of any
concurrent public offering                                    $0.00                           $0.00                           $0.00
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Total                                               $250,000,000.00                 $200,000,000.00                 $135,000,000.00
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Public offering price                                       $100.00                         $100.00                          $98.26
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Price paid if other than
public offering price                                           N/A                             N/A                             N/A
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Underwriting spread or
commission                                                    3.00%                           3.00%                           3.00%
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Rating                                                         B3/B                         Ba3 /B+                           B2/B+
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Current yield                                                11.00%                           8.88%                          10.84%
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Total par value purchased                                 7,390,000                             N/A                             N/A
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$ amount of purchase                                  $7,390,000.00                             N/A                             N/A
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% of offering purchased by
fund                                                          2.96%                             N/A                             N/A
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% of offering purchased by                                    1.74%                             N/A                             N/A
associated funds
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Total                                                         4.70%                             N/A                             N/A
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